Press Release

Contact
Kathy Ta
Managing Director, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE FIRST QUARTER OF FISCAL 2017

•	Revenue: $561 million

•	Gross Margin: 61.6% GAAP (64.0% excluding special items)

•	EPS: $0.48 GAAP profit ($0.48 profit excluding special items)

•	Cash, cash equivalents, and short term investments: $2.27 billion

•	Fiscal second quarter revenue outlook: $520 million to $560 million

SAN JOSE, CA - October 20, 2016 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $561 million for its first quarter of fiscal 2017 ended September 24, 2016, a 1% decrease from the $566 million revenue recorded in the prior quarter, and flat from the same quarter of last year.

Tunc Doluca, President and Chief Executive Officer, commented, “In the September quarter, our businesses performed in line with our improved profitability and revenue growth objectives. Despite the Note 7 smartphone cancellation, we are diverse in our revenue across a broad base of customers, end markets and applications, which is helping to lower variability in our revenue.”

Fiscal Year 2017 First Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the September quarter was $0.48. The results were affected by pre-tax special items which primarily consisted of a $27 million gain on the sale of a business, $15 million in charges related to acquisitions, and $12 million in charges related to restructuring activities. GAAP earnings per share, excluding special items was $0.48. An analysis of GAAP versus GAAP excluding special items is provided in the last table of this press release.

Cash Flow Items
At the end of the first quarter of fiscal 2017, total cash, cash equivalents and short term investments were $2.27 billion, an increase of $37 million from the prior quarter.
Notable items included:

•	Cash flow from operations: $123 million

•	Capital expenditures: $14 million

•	Proceeds related to the sale of a manufacturing facility: $24.5 million

•	Dividends: $94 million ($0.33 per share)

•	Stock repurchases: $58 million

Business Outlook
The Company’s 90-day backlog at the beginning of the December 2016 quarter was $371 million. Based on the beginning backlog and expected turns, results for the December 2016 quarter are expected to be as follows:

•	Revenue: $520 million to $560 million

•	Gross Margin: 61% to 63% GAAP (63% to 65% excluding special items)

•	EPS: $0.37 to $0.43 GAAP ($0.40 to $0.46 excluding special items)

Maxim Integrated’s business outlook does not include the potential impact of any special items related to restructuring activity, acquisitions, or other business combinations that may be completed during the quarter.

Dividend
A cash dividend of $0.33 per share will be paid on December 15, 2016, to stockholders of record on December 1, 2016.

Conference Call
Maxim Integrated has scheduled a conference call on October 20 at 2:00 p.m. Pacific Time to discuss its financial results for the first quarter of fiscal 2017 and its business outlook. To listen via telephone, dial (866) 802-4305 (toll free) or (703) 639-1317. This call will be webcast by Shareholder.com and can be accessed at the Company’s website at investor.maximintegrated.com.

A presentation summarizing financial information to be discussed on the conference call is posted at investor.maximintegrated.com.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	September 24, 2016	June 25, 2016	September 26, 2015
	(in thousands, except per share data)
Net revenues	$561,396	$566,126	$562,510
Cost of goods sold (1)	215,664	219,099	276,159
Gross margin	345,732	347,027	286,351
Operating expenses:
Research and development	112,746	113,491	121,392
Selling, general and administrative	70,852	71,483	71,995
Intangible asset amortization	2,443	2,538	3,591
Impairment of long-lived assets (2)	6,134	429	157,697
Impairment of goodwill and intangible assets	—	27,602	—
Severance and restructuring expenses	9,965	4,149	7,126
Other operating expenses (income), net (3)	(28,481)	4,962	315
Total operating expenses (income), net	173,659	224,654	362,116
Operating income (loss)	172,073	122,373	(75,765)
Interest and other income (expense), net	(6,870)	(6,427)	(6,402)
Income (loss) before provision for income taxes	165,203	115,946	(82,167)
Income tax provision (benefit)	27,589	23,607	(10,024)
Net income (loss)	$137,614	$92,339	$(72,143)

Earnings (loss) per share:
Basic	$0.49	$0.32	$(0.25)
Diluted	$0.48	$0.32	$(0.25)

Shares used in the calculation of earnings (loss) per share:
Basic	283,633	284,354	284,588
Diluted (4)	288,574	288,544	284,588

Dividends paid per share	$0.33	$0.30	$0.30

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended
	September 24, 2016	June 25, 2016	September 26, 2015
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$12,602	$11,829	16,638
Accelerated depreciation (1)	1,178	4,098	43,631
Total	$13,780	$15,927	$60,269

Operating expenses:
Intangible asset amortization	$2,443	$2,538	$3,591
Impairment of long-lived assets (2)	6,134	429	157,697
Impairment of goodwill and intangible assets	—	27,602	—
Severance and restructuring	9,965	4,149	7,126
Other operating expenses (income), net (3)	(28,481)	4,962	315
Total	$(9,939)	$39,680	$168,729

Interest and other expense (income), net	$(471)	$(247)	$(109)
Total	$(471)	$(247)	$(109)

(1) Includes building and equipment accelerated depreciation related to San Jose and Dallas manufacturing facilities.
(2) Includes impairment of investments in privately-held companies and other equipment impairment charges.
(3) Includes gain on sale of micro-electromechanical systems (MEMS) business line during the first quarter of fiscal year 2017.
(4) Shares used in diluted earnings per share excluding special items differs from GAAP loss per share due to net income on a non-GAAP basis for the first quarter of fiscal year 2016.

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CONSOLIDATED BALANCE SHEETS
(Unaudited)
	September 24, 2016	June 25, 2016	September 26, 2015
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$2,092,073	$2,105,229	$1,508,347
Short-term investments	175,441	125,439	100,285
Total cash, cash equivalents and short-term investments	2,267,514	2,230,668	1,608,632
Accounts receivable, net	253,518	256,531	282,471
Inventories	223,484	227,929	290,712
Deferred tax assets	—	—	50,604
Other current assets	89,398	91,920	46,627
Total current assets	2,833,914	2,807,048	2,279,046
Property, plant and equipment, net	678,447	692,551	805,580
Intangible assets, net	131,496	146,540	241,423
Goodwill	491,015	490,648	511,647
Other assets	54,890	84,100	36,226
Assets held for sale	2,854	13,729	70,964
TOTAL ASSETS	$4,192,616	$4,234,616	$3,944,886

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$83,589	$82,535	$80,752
Income taxes payable	3,138	21,153	59,479
Accrued salary and related expenses	111,126	166,698	120,642
Accrued expenses	48,572	50,521	49,990
Deferred revenue on shipments to distributors	35,754	38,779	35,091
Short term debt	249,788	249,717	—
Total current liabilities	531,967	609,403	345,954
Long-term debt	990,685	990,090	1,000,000
Income taxes payable	497,360	480,645	419,805
Other liabilities	37,368	46,664	64,326
Total liabilities	2,057,380	2,126,802	1,830,085

Stockholders' equity:
Common stock and capital in excess of par value	284	284	10,819
Retained earnings	2,141,326	2,121,749	2,121,582
Accumulated other comprehensive loss	(6,374)	(14,219)	(17,600)
Total stockholders' equity	2,135,236	2,107,814	2,114,801
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$4,192,616	$4,234,616	$3,944,886

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CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	September 24, 2016	June 25, 2016	September 26, 2015
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$137,614	$92,339	$(72,143)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	17,120	16,444	16,963
Depreciation and amortization	43,485	46,414	102,053
Amortization of debt issuance costs		—	—
Deferred taxes	14,895	(13,510)	(53,111)
In-process research and development written-off	—	27,602	—
Loss (gain) from sale of property, plant and equipment	652	5,048	(1,346)
Loss (gain) on sale of business	(26,620)	—	—
Tax benefit (shortfall) related to stock-based compensation	—	3,657	1,193
Impairment of long-lived assets	6,134	—	157,697
Impairment of investments in privately-held companies		—	—
Excess tax benefit from stock-based compensation	—	(1,890)	(2,249)
Changes in assets and liabilities:
Accounts receivable	3,013	21,971	(3,627)
Inventories	2,517	7,657	(2,167)
Other current assets	(12,099)	8,012	4,796
Accounts payable	(858)	5,076	(9,776)
Income taxes payable	110	19,792	34,127
Deferred revenue on shipments to distributors	(3,025)	4,322	4,764
All other accrued liabilities	(59,536)	11,137	(59,835)
Net cash provided by (used in) operating activities	123,402	254,071	117,339
Cash flows from investing activities:
Purchase of property, plant and equipment	(14,310)	(22,488)	(15,821)
Proceeds from sales of property, plant and equipment	205	34,691	606
Proceeds from sale of available-for-sale securities	24,540	—	—
Proceeds from maturity of available-for-sale securities	25,000	50,000	—
Proceeds from sale of business	42,199	—	—
Purchases of available-for-sale securities	(75,224)	(25,000)	(25,055)
Purchases of privately-held companies' securities	(2,337)	(1,554)	(1,000)
Net cash provided by (used in) investing activities	73	35,649	(41,270)
Cash flows from financing activities:
Excess tax benefit from stock-based compensation	—	1,890	2,249
Issuance of debt	—	249,717	—
Net issuance of restricted stock units	(5,206)	(2,687)	(4,822)
Proceeds from stock options exercised	19,911	12,272	8,970
Issuance of common stock under employee stock purchase program	—	19,625	—
Repurchase of common stock	(57,709)	(90,438)	(39,697)
Dividends paid	(93,627)	(85,210)	(85,387)
Net cash provided by (used in) financing activities	(136,631)	105,169	(118,687)
Net increase (decrease) in cash and cash equivalents	(13,156)	394,889	(42,618)
Cash and cash equivalents:
Beginning of period	2,105,229	1,710,340	1,550,965
End of period	$2,092,073	$2,105,229	$1,508,347

Total cash, cash equivalents, and short-term investments	$2,267,514	$2,230,668	$1,608,632

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ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	September 24, 2016	June 25, 2016	September 26, 2015
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$345,732	$347,027	$286,351
GAAP gross profit %	61.6%	61.3%	50.9%

Special items:
Intangible asset amortization	12,602	11,829	16,638
Accelerated depreciation (1)	1,178	4,098	43,631
Total special items	13,780	15,927	60,269
GAAP gross profit excluding special items	$359,512	$362,954	$346,620
GAAP gross profit % excluding special items	64.0%	64.1%	61.6%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$173,659	$224,654	$362,116

Special items:
Intangible asset amortization	2,443	2,538	3,591
Impairment of long-lived assets (2)	6,134	429	157,697
Impairment of intangible assets	—	27,602	—
Severance and restructuring	9,965	4,149	7,126
Other operating expenses (income), net (3)	(28,481)	4,962	315
Total special items	(9,939)	39,680	168,729
GAAP operating expenses excluding special items	$183,598	$184,974	$193,387

Reconciliation of GAAP net income (loss) to GAAP net income excluding special items:
GAAP net income (loss)	$137,614	$92,339	$(72,143)

Special items:
Intangible asset amortization	15,045	14,367	20,229
Accelerated depreciation (1)	1,178	4,098	43,631
Impairment of long-lived assets (2)	6,134	429	157,697
Impairment of intangible assets	—	27,602	—
Severance and restructuring	9,965	4,149	7,126
Other operating expenses (income), net (3)	(28,481)	4,962	315
Interest and other expense (income), net	(471)	(247)	(109)
Pre-tax total special items	3,370	55,360	228,889
Other income tax effects and adjustments (4)	(2,754)	(7,228)	(36,434)
GAAP net income excluding special items	$138,230	$140,471	$120,312

GAAP net income per share excluding special items:
Basic	$0.49	$0.49	$0.42
Diluted	$0.48	$0.49	$0.42

Shares used in the calculation of earnings per share excluding special items:
Basic	283,633	284,354	284,588
Diluted (5)	288,574	288,544	288,897

(1) Includes building and equipment accelerated depreciation related to San Jose and Dallas manufacturing facilities.
(2) Includes impairment of investments in privately-held companies and other equipment impairment charges.
(3) Includes gain on sale of micro-electromechanical systems (MEMS) business line during the first quarter of fiscal year 2017.
(4) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.
(5) Shares used in diluted earnings per share excluding special items differs from GAAP loss per share due to net income on a non-GAAP basis for the first quarter of fiscal year 2016.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to intangible asset amortization; accelerated depreciation; impairment of long-lived assets; impairment of intangible assets; severance and restructuring; and other operating expenses (income), net, and other income tax effects and adjustments. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization and accelerated depreciation. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets; impairment of intangible assets; severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items including the tax provision impact of pre-tax special items. In fiscal year 2016, we began using a long-term tax rate to compute the GAAP provision for income taxes excluding special items. This long-term tax rate considers the income tax impact of pre-tax special items; assumes the Federal research tax credit remains in effect throughout the entire year, and eliminates the effects of significant non-recurring and period specific tax items which vary in size and frequency. We are using a long-term tax rate of 18%, which is the weighted average of our normalized fiscal year GAAP tax rate excluding special items over a four year period that includes the past three fiscal years plus the current fiscal year. We will review the long-term tax rate on an annual basis and whenever events occur that may materially affect the long-term tax rate such as tax law changes; significant changes in our geographic earnings mix; or changes in our corporate structure.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; accelerated depreciation; impairment of long-lived assets; impairment of intangible assets; severance and restructuring; and other operating expenses (income), net, and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company’s business outlook and financial projections for its second quarter of fiscal 2017 ending in December 2016, which includes revenue, gross margin and earnings per share, as well as the Company’s belief in its ability to continue improving profitability, drive free cash flow growth, and maintain leadership in the return of cash to shareholders. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one or more of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 25, 2016 (the “Form 10-K”). The Form 10-K may be found at https://www.sec.gov/Archives/edgar/data/743316/000074331616000081/maxim10-kfy2016.htm.

All forward-looking statements included in this news release are made as of the date hereof and based on the information available to the Company as of the date hereof. The Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim develops innovative analog ICs for the automotive, industrial, healthcare, mobile consumer, and cloud data center markets. We make technology smaller, smarter, more secure and energy efficient, so that our customers can meet the demands of an integrated world. Learn more at http://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations